UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21460

Pioneer Series Trust II

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  December 31, 2021

Date of reporting period: January 1, 2021 through December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer AMT-Free Municipal Fund

Annual Report | December 31, 2021

A: PBMFX	C: MNBCX	Y: PBYMX

visit us: www.amundi.com/us

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 1

President’s Letter

Dear Shareholders,

For nearly two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into 2022, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused occasional surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, volatility was and has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations, but are maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful

2 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
February 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 3

Portfolio Management Discussion | 12/31/21

In the following interview, Lead Portfolio Manager David Eurkus outlines the investment environment for tax-free bonds during the 12-month period ended December 31, 2021, and the factors that affected the performance of Pioneer AMT-Free Municipal Fund during the period. Mr. Eurkus, a Managing Director, Director of Municipals, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Jonathan Chirunga, a Managing Director, Director of High-Yield Municipals, and a portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period ended December 31, 2021?
A	Pioneer AMT-Free Municipal Fund’s Class A shares returned 1.45% at net asset value during the 12-month period ended December 31, 2021, while the Fund’s benchmark, the Bloomberg Municipal Bond Index (the Bloomberg Index), returned 1.52%. During the same 12-month period, the average return of the 167 mutual funds in Morningstar’s Municipal National Long Funds Category was 2.88%.
Q	How would you describe the investment environment in the municipal bond market during the 12-month period ended December 31, 2021?
A	Municipal bonds posted only a narrow gain in 2021, but they outperformed the taxable investment-grade bond market. The shift in US Federal Reserve (Fed) monetary policy was the primary factor limiting upside returns for municipals during the period. During the 12-month period, the combination of COVID-19 vaccine rollouts and distributions, and substantial fiscal and monetary stimulus from the US government and the Fed led to a surge in economic growth compared to the depressed levels of 2020. However, the economic expansion was accompanied by significant supply-chain disruptions and a sizable increase in inflation. The Fed responded by announcing the tapering of its stimulative quantitative easing program, and indicating that it would begin raising the federal funds rate’s target range sooner than originally expected (in early 2022), after it had completed tapering the bond purchases. Those developments caused US Treasury yields to rise, which in turn weighed on performance across the bond markets. In that environment, investment-grade bonds experienced a loss of 1.54% for the 12-month period, as measured by the Bloomberg US Aggregate Bond Index.

4 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Municipal bonds, on the other hand, registered gains for the 12-month period and outperformed the taxable investment-grade market by nearly three percentage points. Healthy supply-and-demand trends played a key role in the relatively strong showing for municipals. On the demand side, inflows into the asset class hit record levels. The demand came not only from traditional municipal investors, but also from non-traditional buyers and foreign purchasers seeking the relative safety of municipals, lower default rates, and attractive tax-equivalent yields versus taxable investments. With respect to supply, the effects of the federal tax legislation passed in late 2017 continued to limit tax-exempt issuance.

An ongoing improvement in credit conditions provided further support for tax-exempt debt during the 12-month period. Like most areas of the financial markets, municipal bonds came under significant stress in early 2020 from the onset of the COVID-19 pandemic and the lockdowns and other restrictions on activities designed to mitigate the effects of the virus. The US government provided stimulus to help stabilize the economy and – most important for municipal bonds – offer continued relief to state and local governments. The gradual reopening of the economy during 2021 provided an added boost by leading to an increase in tax revenues. The financial health of many bond-issuing municipalities improved as a result of those measures, and helped fuel positive investor sentiment.

High-yield municipals outperformed the broader tax-exempt market over the 12-month period, as low short-term interest rates encouraged investors to move farther out on the risk spectrum in search of higher return potential. Longer-term issues, which have been less sensitive to Fed policy changes than short-term debt, also delivered market-beating returns for the period.

Q	What factors affected the Fund’s benchmark-relative performance during the 12-month period ended December 31, 2021?
A	During a period that saw the Fund perform roughly in line with, but slightly behind the benchmark, relative returns benefited from the portfolio’s overweight allocation to the tobacco sector. Tobacco Master Settlement Agreement (MSA) bonds have been the top-performing area of the municipal market over the last five years, and continued to lead the asset class in 2021. Tobacco bonds represented one of the Fund’s larger sector positions at the end of the period. We have found tobacco bonds to be attractive investments, not only for their potential to enhance the Fund’s performance, but also for the benefits received by the settling states that

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 5

issue tobacco bonds since the establishment of the MSA between the settling states and the tobacco-related companies. Those benefits have included: substantial funding for the advancement of public health; the implementation of important tobacco-related public health measures; and funding towards establishment of a national foundation dedicated to significantly reducing the use of tobacco products among youths.

Other positive contributors to the Fund’s benchmark-relative performance during the period included security selection results within the industrial development revenue/pollution control revenue sector, and among the portfolio’s holdings of state-issued general obligation bonds.

A key detractor from the Fund’s benchmark-relative results during the period was duration positioning. The portfolio had a longer-duration stance compared to the Bloomberg Index, which hurt relative returns given that yields rose throughout the fiscal year. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

With respect to individual positions, positive contributors to the Fund’s benchmark-relative returns during the period included the portfolio’s holdings of District of Columbia Tobacco Settlement Financing bonds, New York Counties Tobacco Trust bonds, and long-dated Commonwealth of Puerto Rico bonds. Conversely, positions in Fulton Country (Georgia) Water & Sewer revenue bonds, Houston (Texas) Combined Utility System revenue bonds, and Rochester (Minnesota) Health Care Facilities revenue bonds detracted from the Fund’s benchmark-relative returns.

Q	Did the Fund’s distributions* to shareholders change during the 12-month period ended December 31, 2021?
A	The Fund’s monthly distributions were reduced during the period. Due to a general decline in municipal bond yields, many of the bonds in the portfolio that were either called or maturing during the period had to be replaced with new bonds featuring lower coupon rates.
Q	Did the Fund have any exposure to derivative securities during 12-month period ended December 31, 2021?
A	The Fund had no exposure to derivatives during the period.
*	Distributions are not guaranteed.

6 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Q	What is your investment outlook?
A	As 2021 drew to a close, the markets continued to face significant uncertainty regarding the future paths of economic growth, inflation, Fed policy, and COVID-19 data. We anticipate that those factors could continue to drive short-term market performance as we move through 2022. With that said, we also see the potential for municipals to outperform other fixed-income assets, due to a continuation of supportive supply-and-demand conditions. Tax-exempt bonds also have typically exhibited historical outperformance in times of rising rates. In addition, we believe the asset class may further benefit from its above-average credit quality: since the Great Depression, the default rate for municipals has been lower than for all other fixed-income categories, with the exception of US Treasuries. Lastly, given the enormous and ongoing need for federal assistance to cope with the economic effects of COVID-19, the US government may be forced to deal with its rising debt levels in part by raising taxes on high-income individuals. If that indeed proves to be the case, higher taxes may further increase demand for municipal bonds.

Although headlines had a sizable effect on day-to-day performance across the bond market in 2021, we maintained a steady approach to managing the portfolio. As always, we have remained focused on adding value to the Fund through intensive, fundamental research into individual bond issues, while maintaining a close watch on any economic factors that could influence the market.

Please refer to the Schedule of Investments on page 17–33 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 7

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The value of municipal securities can be adversely affected by changes in the financial condition of municipal issuers, lower revenues, and regulatory and political developments.

A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Portfolio Summary | 12/31/21

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 9

Portfolio Summary (continued)

10 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bills, 1/20/22	3.58%
2.	Central Puget Sound Regional Transit Authority Green Bond, Series S1,
	5.00%, 11/1/46	2.42
3.	U.S. Treasury Bills, 1/4/22	2.39
4.	Board of Regents of the University of Texas System, Series B, 5.00%, 8/15/49	2.37
5.	Massachusetts Development Finance Agency Harvard University, Series A,
	5.00%, 7/15/40	2.32
6.	Massachusetts Health & Educational Facilities Authority Massachusetts
	Institute of Technology, Series K, 5.50%, 7/1/32	1.45
7.	Hillsborough County Industrial Development Authority Tampa General
	Hospital, 3.50%, 8/1/55	1.33
8.	County of Miami-Dade FL Water & Sewer System Revenue, Series B,
	4.00%, 10/1/49	1.28
9.	Tobacco Settlement Financing Corp. Senior, Series B-1, 5.00%, 6/1/47	1.11
10.	State of Florida Department of Transportation Turnpike System Revenue,
	Series B, 3.00%, 7/1/49	1.07

*	Excludes short term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Prices and Distributions | 12/31/21

Net Asset Value per Share

Class	12/31/21	12/31/20
A	$15.63	$15.70
C	$15.49	$15.56
Y	$15.57	$15.63

Distributions per Share: 1/1/21 – 12/31/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2790	$0.0022	$0.0133
C	$0.1611	$0.0022	$0.0133
Y	$0.3153	$0.0022	$0.0133

Index Definition

The Bloomberg Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts shown on pages 12–14.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 11

Performance Update | 12/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer AMT-Free Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2021)
	Net	Public
	Asset	Offering	Bloomberg
	Value	Price	Municipal
Period	(NAV)	(POP)	Bond Index
10 years	4.80%	4.32%	3.72%
5 years	4.82	3.86	4.17
1 year	1.45	-3.11	1.52

Expense Ratio
(Per prospectus dated April 1, 2021)
Gross
0.80%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Performance Update | 12/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2021)
			Bloomberg
	If	If	Municipal
Period	Held	Redeemed	Bond Index
10 years	4.01%	4.01%	3.72%
5 years	4.03	4.03	4.17
1 year	0.70	-0.30	1.52

Expense Ratio
(Per prospectus dated April 1, 2021)
Gross
1.55%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. “If Redeemed” returns reflect deduction of the CDSC, assuming a complete redemption of shares at the last price calculated on the last business day of the period. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 13

Performance Update | 12/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2021)
	Asset	Bloomberg
	Value	Municipal
Period	(NAV)	Bond Index
10 years	5.05%	3.72%
5 years	5.07	4.17
1 year	1.77	1.52

Expense Ratio
(Per prospectus dated April 1, 2021)
Gross	Net
0.62%	0.49%*

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

* Effective October 1, 2021, Amundi US has contractually agreed to waive and/or reimburse ordinary operating expenses to the extent required to reduce Fund expenses to 0.49% of the average daily net assets attributable to Class Y shares. This expense limitation will be in effect through May 1, 2025. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from July 1, 2021 through December 31, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 7/1/21
Ending Account	$1,007.25	$1,003.59	$1,008.62
Value on 12/31/21
Expenses Paid	$4.00	$7.73	$2.68
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.79%, 1.53%, and 0.53% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 15

Comparing Ongoing Fund Expenses

(continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2021 through December 31, 2021.

Share Class	A	C	Y

Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 7/1/21
Ending Account	$1,021.22	$1,017.49	$1,022.53
Value on 12/31/21
Expenses Paid	$4.02	$7.78	$2.70
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.79%, 1.53%, 0.53% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Schedule of Investments | 12/31/21

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 99.1%
	MUNICIPAL BONDS — 93.2% of Net Assets(a)
	Arizona — 0.0%†
135,000(b)	City of Mesa, Utility System Revenue, 3.25%, 7/1/29	$ 144,634
9,000	County of Pima, Industrial Development Authority,
	Arizona Charter Schools Project, Series C,
	6.75%, 7/1/31	9,289
	Total Arizona	$ 153,923
	California — 6.5%
10,000,000(c)	Alameda Corridor Transportation Authority, California
	Revenue Capital Appreciation Senior Lien, 10/1/31
	(NATL Insured)	$ 8,446,600
16,695,000(c)(d)	Anaheim Public Financing Authority, Public
	Improvements Project, Series C, 9/1/36 (AGM Insured)	12,950,812
36,350,000(c)	California County Tobacco Securitization Agency,
	Capital Appreciation, Stanislaus County, Subordinated,
	Series D, 6/1/55	3,079,935
6,400,000	California Educational Facilities Authority, Stanford
	University, Series U6, 5.00%, 5/1/45	10,060,032
2,985,000	California Educational Facilities Authority, Stanford
	University, Series U-7, 5.00%, 6/1/46	4,618,840
7,000,000	City of San Francisco, Public Utilities Commission
	Water Revenue, 4.00%, 11/1/34	7,718,900
5,000,000(e)	Coast Community College District, Election 2012,
	Series D, 5.00%, 8/1/31	6,180,600
6,000,000(b)	Golden State Tobacco Securitization Corp.,
	Asset-Backed, Series A-2, 5.00%, 6/1/47	6,114,660
3,000,000	Long Beach Bond Finance Authority, Series A,
	5.50%, 11/15/37	4,473,120
2,180,000(e)	Pomona Unified School District, Series A,
	6.55%, 8/1/29 (NATL Insured)	2,668,473
5,000,000(e)	San Diego Unified School District, Series R2, 7/1/40	6,037,500
3,500,000	San Francisco City & County Airport Comm-San
	Francisco International Airport, Series B, 5.00%, 5/1/47	4,176,060
7,000,000(e)	State of California, 3.00%, 10/1/49	7,588,560
5,000,000	University of California, Series AV, 5.00%, 5/15/35	6,082,800
10,000,000	University of California, Series BE, 4.00%, 5/15/47	11,743,900
7,130,000	University of California, Series Q, 4.00%, 5/15/41	8,598,709
	Total California	$ 110,539,501
	Colorado — 1.5%
6,265,000	Board of Water Commissioners City & County of
	Denver, Series B, 4.00%, 9/15/34	$ 7,732,827
5,000,000	Metro Wastewater Reclamation District, Series A,
	2.50%, 4/1/45	5,135,250
5,000,000	University of Colorado, Series 2, 4.00%, 6/1/38	5,952,750
5,000,000	University of Colorado, Series 2, 4.00%, 6/1/39	5,945,900
	Total Colorado	$ 24,766,727

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 17

Schedule of Investments | 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	Connecticut — 0.3%
3,000,000(e)	Metropolitan District, 3.00%, 3/1/29	$ 3,133,020
2,000,000	Mohegan Tribal Finance Authority, 7.00%,
	2/1/45 (144A)	2,096,520
	Total Connecticut	$ 5,229,540
	District of Columbia — 1.1%
10,000,000	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, 6.75%, 5/15/40	$ 10,350,100
84,000,000(c)	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, Series C, 6/15/55	8,545,320
	Total District of Columbia	$ 18,895,420
	Florida — 9.2%
2,935,000	Broward County FL Water & Sewer Utility Revenue,
	Series A, 3.00%, 10/1/41	$ 3,252,215
5,000,000	Central Florida Expressway Authority, Senior Lien,
	2.125%, 7/1/36 (AGM Insured)	5,101,400
2,000,000	Central Florida Expressway Authority, Senior Lien,
	5.00%, 7/1/38	2,420,500
1,000,000	Central Florida Expressway Authority, Senior Lien,
	5.00%, 7/1/39	1,209,060
2,615,000	City of Tampa, Baycare Health Care, Series A, 5.00%,
	11/15/46	3,058,321
6,145,000	County of Hillsborough FL, 3.00%, 8/1/41	6,708,681
5,375,000	County of Hillsborough FL Utility Revenue,
	3.00%, 8/1/36	5,954,317
4,500,000	County of Hillsborough FL Utility Revenue,
	3.00%, 8/1/37	4,844,925
2,360,000(e)	County of Miami-Dade FL, Series A, 4.00%, 7/1/38	2,835,021
2,455,000(e)	County of Miami-Dade FL, Series A, 4.00%, 7/1/39	2,944,797
10,000,000	County of Miami-Dade FL Water & Sewer System
	Revenue, Series B, 3.00%, 10/1/49	10,677,400
18,500,000	County of Miami-Dade FL Water & Sewer System
	Revenue, Series B, 4.00%, 10/1/49	21,509,765
2,500,000	County of Orange, Water Utility System Revenue,
	3.00%, 10/1/32	2,598,475
4,645,000	County of Orange, Water Utility System Revenue,
	3.00%, 10/1/34	4,818,073
20,000,000	Hillsborough County Industrial Development
	Authority, Tampa General Hospital, 3.50%, 8/1/55	22,258,600
6,850,000	JEA Water & Sewer System Revenue, Series A,
	4.00%, 10/1/34	7,968,879
3,595,000(e)	State of Florida, Series A, 2.00%, 7/1/33	3,657,481
10,000,000	State of Florida, Department of Transportation
	Turnpike System Revenue, Series A, 4.00%, 7/1/39	11,710,900
16,500,000	State of Florida, Department of Transportation
	Turnpike System Revenue, Series B, 3.00%, 7/1/49	17,944,740
4,645,000(e)	State of Florida, Department Transportation
	Right of Way, Series A, 3.25%, 7/1/37	5,149,586

The accompanying notes are an integral part of these financial statements.

18 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Principal
Amount
USD ($)		Value
	Florida — (continued)
7,660,000(e)	State of Florida, Department Transportation Right
	of Way, Series A, 4.00%, 7/1/39	$ 8,969,554
	Total Florida	$ 155,592,690
	Georgia — 3.4%
12,000,000	Brookhaven Development Authority, 4.00%, 7/1/49	$ 13,871,040
1,500,000	Brookhaven Development Authority, Series A,
	3.00%, 7/1/46	1,604,145
4,800,000	Brookhaven Development Authority, Series A,
	4.00%, 7/1/44	5,595,792
2,040,000(e)	County of Fulton, Library Bond, 3.25%, 7/1/37	2,246,774
2,870,000(e)	County of Fulton, Library Bond, 3.50%, 7/1/39	3,190,723
4,790,000(e)	County of Fulton, Library Bond, 4.00%, 7/1/40	5,492,501
10,000,000	County of Fulton GA Water & Sewerage Revenue,
	Series A, 2.25%, 1/1/42	10,076,100
4,000,000	Forsyth County Water & Sewerage Authority,
	3.00%, 4/1/44	4,367,080
2,000,000	Main Street Natural Gas, Inc., Series A, 4.00%, 5/15/39	2,294,660
5,000,000	Metropolitan Atlanta Rapid Transit Authority,
	Series C, 3.50%, 7/1/38	5,492,000
2,750,000	Private Colleges & Universities Authority, Emory
	University, Series A, 5.00%, 10/1/43	2,953,308
	Total Georgia	$ 57,184,123
	Illinois — 1.9%
1,000,000	Illinois Finance Authority, Art Institute Of Chicago,
	4.00%, 3/1/38	$ 1,131,930
1,500,000	Illinois Finance Authority, Art Institute Of Chicago,
	5.00%, 3/1/30	1,772,670
5,000,000(b)	Illinois Finance Authority, Centegra Health System,
	Series A, 5.00%, 9/1/42	5,544,200
1,500,000	Illinois Finance Authority, Northwestern Memorial
	Healthcare, Series A, 4.00%, 7/15/36	1,750,740
2,175,000	Illinois Finance Authority, Northwestern Memorial
	Healthcare, Series A, 4.00%, 7/15/37	2,534,441
3,000,000	Illinois Finance Authority, Northwestern Memorial
	Healthcare, Series A, 4.00%, 7/15/47	3,446,670
8,540,000	Illinois Finance Authority, Presence Health Network,
	Series C, 5.00%, 2/15/33	10,219,903
1,000,000	Illinois Finance Authority, Presence Health Network,
	Series C, 5.00%, 2/15/36	1,193,960
3,140,000(d)	Metropolitan Pier & Exposition Authority, Mccormick
	Place Convention, 7.00%, 7/1/26	3,711,637
	Total Illinois	$ 31,306,151
	Indiana — 0.2%
3,000,000	Indiana University, Series A, 4.00%, 6/1/42	$ 3,296,580
	Total Indiana	$ 3,296,580

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 19

Schedule of Investments | 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	Louisiana — 0.1%
400,000(b)	Louisiana State Citizens Property Insurance Corp.,
	5.00%, 6/1/24	$ 407,884
500,000(b)	Louisiana State Citizens Property Insurance Corp.,
	5.00%, 6/1/24 (AGM Insured)	509,855
	Total Louisiana	$ 917,739
	Maine — 0.3%
1,000,000	Maine Turnpike Authority, 3.00%, 7/1/40	$ 1,103,720
1,250,000	Maine Turnpike Authority, 4.00%, 7/1/45	1,478,175
2,745,000	University of Maine, 5.00%, 3/1/25 (AGM Insured)	3,120,708
	Total Maine	$ 5,702,603
	Maryland — 3.4%
900,000(f)	Maryland Economic Development Corp., Senior
	Lien-Chesapeake Bay, Series A, 5.00%, 12/1/16	$ 537,750
400,000(f)	Maryland Economic Development Corp., Senior
	Lien-Chesapeake Bay, Series B, 5.00%, 12/1/16	239,000
10,000,000	State of Maryland Department of Transportation,
	5.00%, 10/1/35	13,241,700
3,745,000	University System of Maryland, Series A, 4.00%, 4/1/41	4,553,695
5,480,000	University System of Maryland, Series A, 4.00%, 4/1/44	6,605,592
5,175,000	Washington Suburban Sanitary Commission,
	Consolidated Public Improvement, 3.00%, 6/1/35
	(CNTY GTD Insured)	5,571,457
5,180,000	Washington Suburban Sanitary Commission,
	Consolidated Public Improvement, 3.00%, 6/1/37
	(CNTY GTD Insured)	5,562,957
6,165,000	Washington Suburban Sanitary Commission,
	Consolidated Public Improvement, 3.00%, 6/1/45
	(CNTY GTD Insured)	6,662,516
6,000,000	Washington Suburban Sanitary Commission,
	Consolidated Public Improvement, 3.00%, 6/1/47
	(CNTY GTD Insured)	6,466,920
3,880,000	Washington Suburban Sanitary Commission,
	Consolidated Public Improvement, Second Series,
	4.00%, 6/1/43 (CNTY GTD Insured)	4,143,801
3,735,000	Washington Suburban Sanitary Commission,
	Consolidated Public Improvement, Second Series,
	4.00%, 6/1/44 (CNTY GTD Insured)	3,985,245
	Total Maryland	$ 57,570,633
	Massachusetts — 17.7%
3,485,000(e)	Cape Cod Regional Technical High School District,
	School Project Loan Chapter 70 B, 4.00%, 11/15/37	$ 4,074,523
3,485,000(e)	Cape Cod Regional Technical High School District,
	School Project Loan Chapter 70 B, 4.00%, 11/15/38	4,068,040
1,475,000(e)	City of Attleboro, Municipal Purpose Loan,
	3.125%, 2/15/35	1,610,818
1,520,000(e)	City of Attleboro, Municipal Purpose Loan,
	3.25%, 2/15/36	1,666,969

The accompanying notes are an integral part of these financial statements.

20 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Principal
Amount
USD ($)		Value
	Massachusetts — (continued)
1,565,000(e)	City of Attleboro, Municipal Purpose Loan,
	3.25%, 2/15/37	$ 1,713,878
1,055,000(e)	City of Beverly, 3.125%, 10/15/39	1,138,872
5,075,000(e)	City of Cambridge, Municipal Purpose Loan,
	3.00%, 2/15/35	5,359,758
1,860,000(e)	City of Revere MA, 2.125%, 9/1/41 (ST AID
	WITHHLDG Insured)	1,881,688
2,000,000(e)	City of Revere MA, 2.25%, 9/1/43 (ST AID
	WITHHLDG Insured)	2,031,000
4,875,000(e)	City of Somerville MA, 2.125%, 10/15/40	4,956,754
4,980,000(e)	City of Somerville MA, 2.125%, 10/15/41	5,049,421
5,000,000(e)	City of Waltham MA, 2.50%, 10/15/50	5,128,650
15,000,000(e)	Commonwealth of Massachusetts, Series C,
	2.75%, 3/1/50	15,544,500
5,000,000(e)	Commonwealth of Massachusetts, Series C,
	3.00%, 3/1/49	5,278,000
1,300,000(e)	Concord & Carlisle Regional School District,
	3.00%, 3/15/29	1,332,110
1,300,000(e)	Concord & Carlisle Regional School District,
	3.00%, 3/15/31	1,330,225
1,300,000(e)	Concord & Carlisle Regional School District,
	3.00%, 3/15/33	1,329,445
7,345,000(e)	Dennis-Yarmouth Regional School District,
	2.375%, 10/1/51	7,337,508
2,750,000	Massachusetts Bay Transportation Authority,
	5.00%, 7/1/34	3,594,635
7,175,000(c)	Massachusetts Bay Transportation Authority,
	Series A, 7/1/28	6,470,702
5,000,000(c)	Massachusetts Department of Transportation, Capital
	Appreciation, Series A, 1/1/28 (NATL Insured)	4,693,100
3,000,000(g)	Massachusetts Development Finance Agency,
	Series 1, 5.00%, 7/1/50	3,869,220
1,500,000	Massachusetts Development Finance Agency,
	Berklee College Music, 5.00%, 10/1/35	1,776,390
4,000,000	Massachusetts Development Finance Agency,
	Boston University, Series X, 5.00%, 10/1/48	4,286,320
12,690,000	Massachusetts Development Finance Agency,
	Broad Institute, 4.00%, 4/1/41	14,692,990
2,000,000	Massachusetts Development Finance Agency,
	Broad Institute, 5.00%, 4/1/37	2,431,580
5,000,000	Massachusetts Development Finance Agency,
	Harvard University, Series A, 4.00%, 7/15/36	5,739,800
25,865,000	Massachusetts Development Finance Agency,
	Harvard University, Series A, 5.00%, 7/15/40	38,839,143
2,500,000	Massachusetts Development Finance Agency,
	Lawrence General Hospital, Series A, 5.50%, 7/1/44	2,560,600
4,000,000	Massachusetts Development Finance Agency,
	Lowell General Hospital, Series G, 5.00%, 7/1/44	4,199,000

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 21

Schedule of Investments | 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	Massachusetts — (continued)
400,000	Massachusetts Development Finance Agency,
	Milford Regional Medical Center, Series F,
	5.625%, 7/15/36	$ 408,372
500,000	Massachusetts Development Finance Agency,
	Milford Regional Medical Center, Series F,
	5.75%, 7/15/43	509,820
2,000,000	Massachusetts Development Finance Agency,
	Northeastern University, 4.00%, 10/1/35	2,046,760
450,000	Massachusetts Development Finance Agency,
	Northeastern University, Series A, 5.00%, 3/1/39	491,782
8,000,000	Massachusetts Development Finance Agency,
	Partner’s Healthcare System, 4.00%, 7/1/35	9,346,240
5,000,000	Massachusetts Development Finance Agency,
	Partner’s Healthcare System, 4.00%, 7/1/41	5,806,750
2,700,000	Massachusetts Development Finance Agency,
	Partner’s Healthcare System, Series 1,
	4.00%, 7/1/45	2,925,909
125,000(b)	Massachusetts Development Finance Agency,
	Tufts University, Series Q, 4.00%, 8/15/38	141,713
875,000	Massachusetts Development Finance Agency,
	Tufts University, Series Q, 4.00%, 8/15/38	961,669
1,000,000	Massachusetts Development Finance Agency,
	Wellforce, Series C, 3.00%, 10/1/45 (AGM Insured)	1,079,320
6,600,000	Massachusetts Development Finance Agency,
	WGBH Educational Foundation, Series A,
	5.75%, 1/1/42 (AMBAC Insured)	10,491,756
4,080,000(c)	Massachusetts Development Finance Agency,
	WGBH Educational Foundation, Series B,
	1/1/38 (AGC Insured)	2,994,557
4,200,000	Massachusetts Development Finance Agency,
	Williams College, Series P, 5.00%, 7/1/43	4,470,774
835,000	Massachusetts Development Finance Agency,
	Woods Hole Oceanographic Institution,
	5.00%, 6/1/38	1,031,300
1,000,000	Massachusetts Development Finance Agency,
	Woods Hole Oceanographic Institution,
	5.00%, 6/1/43	1,228,850
500,000	Massachusetts Development Finance Agency,
	Woods Hole Oceanographic Institution,
	5.00%, 6/1/48	609,610
2,500,000	Massachusetts Development Finance Agency,
	Worcester Polytechnic Institute, 4.00%, 9/1/49	2,532,375
1,250,000	Massachusetts Development Finance Agency,
	Worcester Polytechnic Institute, 5.00%, 9/1/50	1,285,150
16,950,000	Massachusetts Health & Educational Facilities
	Authority, Massachusetts Institute of Technology,
	Series K, 5.50%, 7/1/32	24,258,840
2,000,000	Massachusetts Health & Educational Facilities
	Authority, Northeastern University, Series T2,
	4.125%, 10/1/37	2,039,280

The accompanying notes are an integral part of these financial statements.

22 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Principal
Amount
USD ($)		Value
	Massachusetts — (continued)
1,000,000(b)	Massachusetts Port Authority, Series B, 5.00%, 7/1/32	$ 1,023,680
1,000,000(b)	Massachusetts Port Authority, Series B, 5.00%, 7/1/33	1,023,680
1,000,000	Massachusetts Port Authority, Series C, 5.00%, 7/1/33	1,109,710
2,000,000	Massachusetts School Building Authority, Series A,
	3.00%, 8/15/38	2,212,560
2,500,000	Massachusetts School Building Authority, Series A,
	4.00%, 8/15/40	3,007,725
2,420,000	Massachusetts Water Resources Authority, General,
	Series B, 5.25%, 8/1/36 (AGM Insured)	3,748,725
4,000,000(e)	Town of Hingham MA, 2.00%, 2/15/40	4,116,520
1,000,000(e)	Town of Hingham MA, 3.00%, 2/15/36	1,113,560
1,600,000(e)	Town of Lexington, Municipal Purpose Loan,
	3.125%, 2/1/36	1,773,984
1,150,000(e)	Town of Lexington, Municipal Purpose Loan,
	3.125%, 2/1/37	1,272,912
1,635,000(e)	Town of Lexington, Municipal Purpose Loan,
	3.25%, 2/1/38	1,818,627
1,305,000(e)	Town of Nantucket, 2.00%, 12/15/27	1,389,225
5,000,000(e)	Town of Natick, Municipal Purpose Loan,
	4.00%, 7/15/37	5,786,350
1,955,000(e)	Town of Norwood, Municipal Purpose Loan,
	2.125%, 7/15/30	2,018,049
2,000,000(e)	Town of Plymouth, Municipal Purpose Loan,
	3.00%, 5/1/31	2,188,400
1,535,000(e)	Town of Plymouth, Municipal Purpose Loan,
	3.375%, 5/1/32	1,668,652
1,265,000(e)	Town of Plymouth, Municipal Purpose Loan,
	3.50%, 5/1/35	1,340,179
3,500,000(e)	Town of Plymouth, Municipal Purpose Loan,
	3.50%, 5/1/44	3,795,400
4,160,000(e)	Town of Stoughton, Municipal Purpose Loan,
	3.00%, 10/15/37	4,533,152
1,000,000(e)	Town of Wellesley, Municipal Purpose Loan,
	4.00%, 6/1/41	1,095,690
4,000,000(e)	Town of Wellesley, Municipal Purpose Loan,
	4.00%, 6/1/45	4,375,160
2,370,000(e)	Town of Weymouth, 2.00%, 8/15/41	2,287,808
4,500,000(b)(e)	Town of Wilmington, School, 4.00%, 3/15/37	4,532,040
2,500,000(b)	University of Massachusetts Building Authority,
	Series 1, 5.00%, 11/1/39	2,598,650
	Total Massachusetts	$ 298,476,904
	Michigan — 0.6%
10,000,000	Michigan State Building Authority, Series I,
	3.00%, 10/15/45	$ 10,760,600
	Total Michigan	$ 10,760,600

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 23

Schedule of Investments | 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	Minnesota — 1.8%
5,000,000	City of Rochester, Health Care Facilities, Mayo Clinic,
	4.00%, 11/15/48	$ 5,742,850
3,000,000	City of Rochester, Mayo Clinic, Series B,
	5.00%, 11/15/29	3,909,270
5,350,000	City of Rochester, Mayo Clinic, Series B,
	5.00%, 11/15/36	8,086,792
7,600,000(e)	State of Minnesota, Series B, 2.00%, 8/1/34	7,861,212
3,000,000(e)	State of Minnesota, Series B, 3.00%, 10/1/36	3,281,250
1,000,000	University of Minnesota, Series B, 4.00%, 1/1/29	1,064,740
860,000	University of Minnesota, Series B, 4.00%, 1/1/30	914,447
	Total Minnesota	$ 30,860,561
	Missouri — 0.6%
2,500,000	Health & Educational Facilities Authority of the
	State of Missouri, CoxHealth Hospital, Series A,
	5.00%, 11/15/35	$ 2,902,850
4,000,000	Health & Educational Facilities Authority of the
	State of Missouri, Mercy Health, Series F,
	4.00%, 11/15/45	4,261,840
2,000,000(b)	Missouri Development Finance Board, City of
	Independence-Annual Appropriation Sewer System,
	Series C, 5.25%, 11/1/42	2,155,620
	Total Missouri	$ 9,320,310
	Nebraska — 0.1%
2,000,000(b)	University of Nebraska, University Nebraska Lincoln
	Student, Series A, 3.00%, 7/1/35	$ 2,207,720
	Total Nebraska	$ 2,207,720
	New Hampshire — 0.4%
2,000,000(e)	City of Manchester NH, Series A, 2.00%, 6/15/33	$ 2,089,260
4,000,000	New Hampshire Health and Education Facilities
	Authority Act, Catholic Medical Centre, 3.75%, 7/1/40	4,455,080
	Total New Hampshire	$ 6,544,340
	New Jersey — 0.1%
1,640,000(e)	Township of Plainsboro, 2.00%, 8/1/24	$ 1,711,586
	Total New Jersey	$ 1,711,586
	New York — 7.7%
1,745,000(e)	Massapequa Union Free School District, 2.00%,
	10/1/32 (ST AID WITHHLDG Insured)	$ 1,805,970
1,785,000(e)	Massapequa Union Free School District, 2.00%,
	10/1/33 (ST AID WITHHLDG Insured)	1,844,369
5,000,000	New York City Housing Development Corp.,
	Series C, 2.75%, 2/1/51	5,025,900
12,000,000	New York City Transitional Finance Authority
	Future Tax Secured Revenue, 4.00%, 11/1/34	14,548,200
40,000,000(c)	New York Counties Tobacco Trust, Series F, 6/1/60	2,708,400

The accompanying notes are an integral part of these financial statements.

24 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Principal
Amount
USD ($)		Value
	New York — (continued)
10,000,000	New York State Dormitory Authority, Series A,
	3.00%, 3/15/42	$ 10,795,100
5,000,000	New York State Dormitory Authority, Series A,
	4.00%, 3/15/35	6,024,600
1,000,000	New York State Dormitory Authority, Series A,
	4.00%, 7/1/35	1,181,210
6,885,000	New York State Dormitory Authority, Columbia
	University, Series A, 5.00%, 10/1/50	11,136,143
10,000,000	New York State Dormitory Authority, Columbia
	University, Series A2, 5.00%, 10/1/46	15,522,300
5,515,000	New York State Dormitory Authority, Insured-FIT
	Student Housing Corp., 5.25%, 7/1/24
	(NATL Insured)	5,877,777
4,500,000	New York State Dormitory Authority, New York
	University, Series A, 4.00%, 7/1/36	5,185,800
3,250,000	New York State Dormitory Authority, Trustees of
	Columbia University, 5.00%, 10/1/45	5,012,833
1,885,954	New York State Housing Finance Agency, (FNMA
	Insured), Series A, 1.65%, 5/15/39	1,924,069
10,000,000	New York State Thruway Authority, Series 1,
	4.00%, 3/15/47	11,736,600
5,000,000	New York State Thruway Authority, Series A,
	4.00%, 3/15/38	5,994,050
5,000,000	New York State Urban Development Corp.,
	Series A, 3.00%, 3/15/49	5,403,600
10,000,000	New York State Urban Development Corp., Series
	Series E, 4.00%, 3/15/41	11,749,900
1,500,000	Port Authority of New York & New Jersey,
	Consolidated Ninety-Third Series, 6.125%, 6/1/94	1,698,240
4,935,000(e)	Port Chester-Rye Union Free School District, 2.00%,
	6/1/36 (ST AID WITHHLDG Insured)	4,952,470
	Total New York	$ 130,127,531
	North Carolina — 2.0%
3,000,000	City of Charlotte NC Storm Water Revenue,
	4.00%, 12/1/43	$ 3,243,840
3,250,000	City of Charlotte NC Water & Sewer System
	Revenue, 2.25%, 7/1/50	3,198,487
5,000,000	City of Fayetteville NC Public Works Commission
	Revenue, 4.00%, 3/1/44	5,786,800
10,000,000	North Carolina Turnpike Authority, Series A,
	4.00%, 1/1/35	11,689,700
9,615,000(e)	State of North Carolina, Series A, 3.00%, 6/1/35	10,598,134
	Total North Carolina	$ 34,516,961
	Ohio — 0.3%
3,500,000	Ohio Water Development Authority Water
	Pollution Control Loan Fund, Series B, 4.00%, 12/1/38	$ 4,285,855
	Total Ohio	$ 4,285,855

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 25

Schedule of Investments | 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	Oklahoma — 0.1%
1,395,000	McGee Creek Authority, 6.00%, 1/1/23
	(NATL Insured)	$ 1,436,459
	Total Oklahoma	$ 1,436,459
	Oregon — 2.9%
1,800,000	City of Portland, Sewer System Revenue, First
	Lien, Series A, 2.00%, 6/15/29	$ 1,883,700
5,000,000(e)	Clackamas County School District No 7J Lake
	Oswego, 4.00%, 6/1/43 (SCH BD GTY Insured)	5,753,600
3,000,000(b)(e)	Deschutes & Jefferson Counties School District
	No. 2J Redmond,, 3.00%, 6/15/32 (SCH BD
	GTY Insured)	3,111,990
15,000,000	Medford Hospital Facilities Authority, Series A,
	3.00%, 8/15/50 (AGM Insured)	15,792,000
2,000,000(c)(e)	Multnomah County School District No. 40, Deferred
	Interest, Series B, 6/15/30 (SCH BD GTY Insured)	1,794,280
2,000,000(c)(e)	Multnomah County School District No. 40, Deferred
	Interest, Series B, 6/15/31 (SCH BD GTY Insured)	1,758,120
1,715,000(c)(e)	Multnomah County School District No. 40, Deferred
	Interest, Series B, 6/15/32 (SCH BD GTY Insured)	1,465,725
5,000,000	Oregon Health & Science University, Series A,
	3.00%, 7/1/51	5,291,300
2,000,000	Oregon Health & Science University, Series A,
	5.00%, 7/1/42	2,389,580
1,500,000	Oregon Health & Science University, Series B,
	5.00%, 7/1/28	1,786,185
7,030,000(e)	State of Oregon, Series J, 5.00%, 8/1/42	8,529,780
	Total Oregon	$ 49,556,260
	Pennsylvania — 5.6%
825,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A,
	5.125%, 10/15/37	$ 967,931
175,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.25%, 10/15/47	204,692
10,000,000(e)	Commonwealth of Pennsylvania, 4.00%, 5/1/32	12,167,700
4,095,000	Dauphin County General Authority, Pinnacle Health
	System Project, 5.00%, 6/1/42	4,171,208
3,725,000	Delaware County Industrial Development Authority,
	Chester Charter School Arts Project, Series A, 5.125%,
	6/1/46 (144A)	4,262,890
5,385,000	Pennsylvania Higher Educational Facilities Authority,
	3.00%, 8/15/47	5,725,870
605,000	Pennsylvania Higher Educational Facilities Authority,
	Bryn Mawr College, 4.00%, 12/1/44	701,951
2,500,000	Pennsylvania Higher Educational Facilities Authority,
	Bryn Mawr College, 4.00%, 12/1/48	2,873,375
4,750,000	Pennsylvania Higher Educational Facilities Authority,
	Thomas Jefferson University, Series A, 5.00%, 9/1/39	5,343,940

The accompanying notes are an integral part of these financial statements.

26 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Principal
Amount
USD ($)		Value
	Pennsylvania — (continued)
1,000,000	Pennsylvania Housing Finance Agency, Series 129,
	3.35%, 10/1/45	$ 1,071,020
2,000,000	Pennsylvania Housing Finance Agency, Series 129,
	3.40%, 10/1/49	2,137,900
5,000,000	Pennsylvania Turnpike Commission, Series A,
	3.00%, 12/1/51	5,331,350
5,000,000	Pennsylvania Turnpike Commission, Series A,
	4.00%, 12/1/51	5,889,750
2,000,000	Pennsylvania Turnpike Commission, Series A-1,
	5.00%, 12/1/42	2,416,980
5,000,000	Pennsylvania Turnpike Commission, Series A-1,
	5.00%, 12/1/47	5,998,400
2,500,000	Philadelphia Authority for Industrial Development,
	Childrens Hospital Philadelphia, 4.00%, 7/1/35	2,902,850
3,750,000	Philadelphia Authority for Industrial Development,
	Childrens Hospital Philadelphia, 4.00%, 7/1/36	4,349,663
2,500,000	Philadelphia Authority for Industrial Development,
	Childrens Hospital Philadelphia, 4.00%, 7/1/37	2,895,600
2,500,000	Philadelphia Authority for Industrial Development,
	Childrens Hospital Philadelphia, Series A,
	5.00%, 7/1/42	2,763,100
3,000,000	Philadelphia Authority for Industrial Development,
	Thomas Jefferson University, Series A, 4.00%, 9/1/42	3,333,060
3,680,000	Swarthmore Borough Authority, Swarthmore
	College, 5.00%, 9/15/39	4,520,880
5,015,000	Swarthmore Borough Authority, Swarthmore
	College, 5.00%, 9/15/44	6,202,101
1,195,000	Swarthmore Borough Authority, Swarthmore
	College, 5.00%, 9/15/45	1,472,085
4,955,000	Swarthmore Borough Authority, Swarthmore
	College, Series B, 4.00%, 9/15/42	6,078,943
	Total Pennsylvania	$ 93,783,239
	Puerto Rico — 0.4%
7,000,000(e)	Commonwealth of Puerto Rico, Series A,
	8.00%, 7/1/35	$ 6,212,500
	Total Puerto Rico	$ 6,212,500
	Rhode Island — 1.0%
1,000,000	Rhode Island Health & Educational Building Corp.,
	Series E, 5.00%, 5/15/26	$ 1,185,290
5,140,000	Rhode Island Health & Educational Building Corp.,
	Brown University, Series A, 4.00%, 9/1/37	5,958,545
3,750,000(g)	Tender Option Bond Trust Receipts/Certificates,
	Series 2019-XM0721, 0.01%, 9/1/47 (144A)	5,873,100
20,000,000(c)	Tobacco Settlement Financing Corp., Asset-Backed,
	Series B, 6/1/52	3,242,800
	Total Rhode Island	$ 16,259,735

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 27

Schedule of Investments | 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	South Carolina — 1.1%
5,000,000	City of Charleston SC Waterworks & Sewer System
	Revenue, 4.00%, 1/1/49	$ 5,933,950
5,000,000(e)	County of Charleston, Series A, 2.00%, 11/1/39	5,035,600
1,000,000	SCAGO Educational Facilities Corp. for Pickens
	School District, 3.25%, 12/1/28	1,076,250
5,675,000	South Carolina Transportation Infrastructure Bank,
	Series A, 3.00%, 10/1/33	5,996,262
	Total South Carolina	$ 18,042,062
	Tennessee — 0.2%
2,845,000	City of Knoxville TN Electric System Revenue,
	Series LL, 4.00%, 7/1/41	$ 3,518,070
	Total Tennessee	$ 3,518,070
	Texas — 9.9%
25,000,000	Board of Regents of the University of Texas System,
	Series B, 5.00%, 8/15/49	$ 39,708,000
3,550,000(c)	Central Texas Regional Mobility Authority, Capital
	Appreciation, 1/1/26	3,430,756
3,000,000(c)	Central Texas Regional Mobility Authority, Capital
	Appreciation, 1/1/27	2,856,000
7,100,000(c)	Central Texas Regional Mobility Authority, Capital
	Appreciation, Senior Lien, 1/1/25	6,957,716
5,000,000	Central Texas Regional Mobility Authority, Senior
	Lien, Series D, 3.00%, 1/1/46	5,296,550
6,500,000	Central Texas Turnpike System, Series A,
	3.00%, 8/15/40	6,926,985
5,000,000	City of Austin TX Airport System Revenue,
	Series A, 5.00%, 11/15/49	6,114,850
5,360,000	City of Austin TX Water & Wastewater System
	Revenue, Series C, 5.00%, 11/15/45	6,921,797
10,000,000	City of Houston TX Combined Utility System
	Revenue, Series C, 2.50%, 11/15/40	10,316,800
1,000,000	City of San Antonio TX Electric & Gas Systems
	Revenue, Series A, 5.00%, 2/1/32	1,321,330
1,000,000	City of San Antonio TX Electric & Gas Systems
	Revenue, Series A, 5.00%, 2/1/33	1,318,310
3,790,000(e)	County of Williamson TX, 2.375%, 2/15/37	4,038,018
80,000(e)	Eagle Mountain & Saginaw Independent School
	District, 3.00%, 8/15/29 (PSF-GTD Insured)	83,510
1,000,000	Harris County Cultural Education Facilities
	Finance Corp., YMCA Greater Houston Area,
	Series A, 5.00%, 6/1/28	1,037,670
500,000	Harris County Cultural Education Facilities Finance
	Corp., YMCA Greater Houston Area, Series A,
	5.00%, 6/1/33	514,885
5,000,000(e)	Lubbock-Cooper Independent School District,
	4.00%, 2/15/49 (PSF-GTD Insured)	5,339,750

The accompanying notes are an integral part of these financial statements.

28 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Principal
Amount
USD ($)		Value
	Texas — (continued)
2,000,000	New Hope Cultural Education Facilities Finance
	Corp., Cardinal Bay, Inc., Village On The Park,
	Series B, 4.75%, 7/1/51	$ 1,535,260
5,000,000	North Texas Tollway Authority, First Tier, Series A,
	3.00%, 1/1/38	5,430,200
5,000,000	North Texas Tollway Authority, First Tier, Series A,
	4.00%, 1/2/38	5,866,600
2,000,000(b)	North Texas Tollway Authority, First Tier, Series D,
	5.00%, 1/1/38	2,000,000
4,000,000	North Texas Tollway Authority, Second Tier, Series A,
	5.00%, 1/1/30	4,504,520
5,000,000	North Texas Tollway Authority, Second Tier, Series A,
	5.00%, 1/1/35	5,614,800
5,000,000(e)	Port Authority of Houston of Harris County Texas,
	Series A, 3.00%, 10/1/39	5,560,200
10,000,000(e)	Tarrant County College District, 2.00%, 8/15/37	10,155,600
1,985,000	Texas Department of Housing & Community Affairs,
	Series A, 2.45%, 7/1/46 (GNMA Insured)	1,997,148
1,630,000	Texas Department of Housing & Community Affairs,
	Series A, 3.50%, 7/1/34 (GNMA/FNMA Insured)	1,848,192
2,035,000	Texas Department of Housing & Community Affairs,
	Series A, 3.80%, 7/1/39 (GNMA/FNMA Insured)	2,191,532
5,000,000	Texas Water Development Board, St. Water
	Implementation Fund, 4.00%, 10/15/44	5,914,850
5,000,000	Texas Water Development Board, St. Water
	Implementation Fund, Series A, 4.00%, 4/15/48	5,782,150
5,000,000	Texas Water Development Board, St. Water
	Implementation Fund, Series B, 5.00%, 4/15/49	6,185,900
	Total Texas	$ 166,769,879
	Utah — 1.7%
1,000,000	City of Salt Lake City UT Airport Revenue, Series B,
	5.00%, 7/1/34	$ 1,206,690
1,000,000	Metropolitan Water District of Salt Lake & Sandy,
	Series A, 5.00%, 7/1/33	1,418,880
1,000,000	Metropolitan Water District of Salt Lake & Sandy,
	Series A, 5.00%, 7/1/34	1,449,680
6,000,000(e)	State of Utah, 3.00%, 7/1/33	6,662,640
4,000,000(e)	State of Utah, 3.00%, 7/1/34	4,436,120
13,110,000	Utah State University, Series B, 3.00%, 12/1/49	13,819,513
	Total Utah	$ 28,993,523
	Virginia — 4.7%
3,000,000(e)	City of Alexandria VA, Series A, 3.00%, 7/15/46
	(ST AID WITHHLDG Insured)	$ 3,315,990
2,425,000(e)	City of Lynchburg VA, 2.375%, 8/1/39	2,592,543
2,505,000(e)	City of Lynchburg VA, 2.375%, 8/1/40	2,670,656
1,170,000(e)	City of Manassas, 2.00%, 7/1/31 (ST AID
	WITHHLDG Insured)	1,185,877

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 29

Schedule of Investments | 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	Virginia — (continued)
5,000,000(e)	City of Richmond VA, Series A, 3.00%, 7/15/35
	(ST AID WITHHLDG Insured)	$ 5,615,500
4,100,000	City of Virginia Beach VA Storm Water Utility
	Revenue, Series A, 3.00%, 11/15/42	4,566,047
1,500,000(e)	County of Arlington VA, 4.00%, 8/15/35	1,737,945
5,725,000	Loudoun County Economic Development Authority,
	Series A, 2.125%, 12/1/39	6,016,231
5,000,000	Loudoun County Economic Development Authority,
	Series A, 3.00%, 12/1/37	5,609,350
18,490,000	Tobacco Settlement Financing Corp., Senior,
	Series B-1, 5.00%, 6/1/47	18,520,323
7,075,000	University of Virginia, Series A, 5.00%, 4/1/42	8,544,690
10,000,000	Virginia College Building Authority, Series A,
	4.00%, 2/1/37	12,294,500
5,000,000	Virginia Commonwealth Transportation Board,
	3.00%, 5/15/37	5,543,050
650,000	Virginia Housing Development Authority, Series E,
	2.10%, 7/1/35	651,891
1,000,000	Virginia Housing Development Authority, Series E,
	2.30%, 7/1/40	1,002,150
	Total Virginia	$ 79,866,743
	Washington — 6.1%
26,025,000	Central Puget Sound Regional Transit Authority,
	Green Bond, Series S1, 5.00%, 11/1/46	$ 40,485,791
4,715,000	City of Seattle WA Municipal Light & Power Revenue,
	Series A, 4.00%, 7/1/41	5,686,573
4,300,000	City of Seattle WA Municipal Light & Power Revenue,
	Series A, 4.00%, 7/1/44	5,080,751
10,250,000	City of Seattle WA Municipal Light & Power Revenue,
	Series A, 4.00%, 1/1/48	11,713,187
10,000,000	King County Housing Authority, Birch Creek
	Apartments Project, 5.50%, 5/1/38
	(CNTY GTD Insured)	10,042,900
3,000,000(e)	King County School District No 411 Issaquah,
	4.50%, 12/1/30 (SCH BD GTY Insured)	3,267,990
1,500,000(b)	Public Utility District No. 1 of Franklin County,
	Series A, 5.00%, 9/1/38	1,582,260
4,000,000	Snohomish County Public Utility District No 1,
	Series A, 5.00%, 12/1/51	5,224,720
10,000,000(e)	State of Washington, Series A, 5.00%, 8/1/40	13,195,400
5,870,000(e)	State of Washington, Series D, 4.00%, 7/1/39	7,263,186
	Total Washington	$ 103,542,758
	Wisconsin — 0.3%
5,000,000(e)	State of Wisconsin, Series A, 4.00%, 5/1/40	$ 5,877,850
	Total Wisconsin	$ 5,877,850
	TOTAL MUNICIPAL BONDS
	(Cost $1,452,021,191)	$ 1,573,827,076

The accompanying notes are an integral part of these financial statements.

30 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Principal
Amount
USD ($)		Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS — 5.9% of Net Assets
40,000,000(c)	U.S. Treasury Bills, 1/4/22	$ 40,000,033
60,000,000(c)	U.S. Treasury Bills, 1/20/22	59,999,646
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $99,998,622)	$ 99,999,679

Shares
LIQUIDATING TRUST — REAL ESTATE — 0.0%†
of Net Assets#
200(h)	CMS Liquidating Trust	$ 250,000
TOTAL LIQUIDATING TRUST — REAL ESTATE
	(Cost $640,000)	$ 250,000
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.1%
	(Cost $1,552,659,813)	$ 1,674,076,755
	OTHER ASSETS AND LIABILITIES — 0.9%	$ 15,930,208
	NET ASSETS — 100.0%	$ 1,690,006,963

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corporation.
CNTY GTD	County Guaranteed.
FNMA	Federal National Mortgage Association.
GNMA	Government National Mortgage Association.
NATL	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed.
SCH BD GTY	School Board Guaranty.
ST AID WITHHLDG	State Aid Withholding.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933.
Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2021, the value of these securities amounted to $12,232,510, or 0.7% of net assets.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government
Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Escrow to maturity.
(e)	Represents a General Obligation Bond.

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 31

Schedule of Investments | 12/31/21 (continued)

(f)	Security is in default.
(g)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2021.
(h)	Non-income producing security.
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.

The concentration of investments by type of obligation/market sector is as follows:

Revenue Bonds:
General Obligation	35.3%
Transportation Revenue	22.0
Education Revenue	15.7
Development Revenue	12.4
Health Revenue	8.4
Water Revenue	4.6
Tobacco Revenue	0.8
Power Revenue	0.5
Utilities Revenue	0.3
100.0%

Restricted Securities	Acquisition date	Cost	Value
CMS Liquidating Trust	11/20/2012	$640,000	$250,000
% of Net assets			0.0%†

† Amount rounds to less than 0.1%.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2021, aggregated $139,248,934 and $49,510,664, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2021, the Fund did not engage in any cross trade activity.

At December 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,551,767,759 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$124,880,365
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(2,571,369)
Net unrealized appreciation	$122,308,996

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

32 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

The following is a summary of the inputs used as of December 31, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$ —	$ 1,573,827,076	$ —	$ 1,573,827,076
Liquidating Trust –
Real Estate	—	250,000	—	250,000
U.S. Government and
Agency Obligations	—	99,999,679	—	99,999,679
Total Investments
in Securities	$ —	$ 1,674,076,755	$ —	$ 1,674,076,755

During the year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 33

Statement of Assets and Liabilities | 12/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,552,659,813)	$ 1,674,076,755
Cash	1,220,987
Receivables —
Fund shares sold	2,152,173
Interest	15,718,870
Due from the Adviser	10,612
Other assets	32,302
Total assets	$ 1,693,211,699
LIABILITIES:
Payables —
Fund shares repurchased	$ 1,844,351
Distributions	1,120,697
Trustees’ fees	2,484
Due to affiliates	107,368
Accrued expenses	129,836
Total liabilities	$ 3,204,736
NET ASSETS:
Paid-in capital	$ 1,565,764,334
Distributable earnings	124,242,629
Net assets	$ 1,690,006,963
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $688,822,961/44,076,401 shares)	$ 15.63
Class C (based on $33,280,020/2,148,520 shares)	$ 15.49
Class Y (based on $967,903,982/62,176,927 shares)	$ 15.57
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $15.63 net asset value per share/100%-4.50%
maximum sales charge)	$ 16.37

The accompanying notes are an integral part of these financial statements.

34 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Statement of Operations
FOR THE YEAR ENDED 12/31/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$42,817,536
Total Investment Income		$ 42,817,536
EXPENSES:
Management fees	$ 7,117,760
Administrative expenses	468,243
Transfer agent fees
Class A	309,589
Class C	12,379
Class Y	836,058
Distribution fees
Class A	1,773,816
Class C	365,970
Shareowner communications expense	106,843
Custodian fees	17,934
Registration fees	126,764
Professional fees	136,043
Printing expense	12,908
Pricing fees	23,727
Trustees’ fees	73,223
Insurance expense	2,600
Miscellaneous	137,573
Total expenses		$ 11,521,430
Less fees waived and expenses reimbursed by the Adviser		(493,668)
Net expenses		$ 11,027,762
Net investment income		$ 31,789,774
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		2,113,655
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ (8,439,352)
Net realized and unrealized gain (loss) on investments		$ (6,325,697)
Net increase in net assets resulting from operations		$ 25,464,077

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 35

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	12/31/21	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 31,789,774	$ 31,617,044
Net realized gain (loss) on investments	2,113,655	15,602,979
Change in net unrealized appreciation (depreciation)
on investments	(8,439,352)	33,537,612
Net increase in net assets resulting from operations	$ 25,464,077	$ 80,757,635
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.30 and $0.48 per share, respectively)	$ (13,381,751)	$ (21,423,163)
Class C ($0.18 and $0.36 per share, respectively)	(415,186)	(883,530)
Class Y ($0.34 and $0.52 per share, respectively)	(19,366,408)	(24,437,298)
Total distributions to shareowners	$ (33,163,345)	$ (46,743,991)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 475,934,097	$ 870,354,590
Reinvestment of distributions	20,168,626	29,585,592
Cost of shares repurchased	(421,962,197)	(627,805,180)
Net increase in net assets resulting from Fund
share transactions	$ 74,140,526	$ 272,135,002
Net increase in net assets	$ 66,441,258	$ 306,148,646
NET ASSETS:
Beginning of year	$1,623,565,705	$1,317,417,059
End of year	$1,690,006,963	$1,623,565,705

The accompanying notes are an integral part of these financial statements.

36 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	12/31/21	12/31/21	12/31/20	12/31/20
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,450,229	$ 69,365,275	12,934,923	$ 200,137,259
Reinvestment of distributions	697,232	10,849,115	1,134,581	17,592,280
Less shares repurchased	(8,247,801)	(128,502,248)	(8,704,954)	(131,947,461)
Net increase/(decrease)	(3,100,340)	$ (48,287,858)	5,364,550	$ 85,782,078
Class C
Shares sold	262,794	$ 4,066,612	1,551,605	$ 23,726,010
Reinvestment of distributions	22,427	345,861	47,344	728,174
Less shares repurchased	(756,924)	(11,691,931)	(993,377)	(15,226,184)
Net increase/(decrease)	(471,703)	$ (7,279,458)	605,572	$ 9,228,000
Class Y
Shares sold	25,917,427	$ 402,502,210	42,091,559	$ 646,491,321
Reinvestment of distributions	579,098	8,973,650	728,431	11,265,138
Less shares repurchased	(18,186,912)	(281,768,018)	(32,113,858)	(480,631,535)
Net increase	8,309,613	$ 129,707,842	10,706,132	$ 177,124,924

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 37

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class A
Net asset value, beginning of period	$ 15.70	$ 15.17	$ 14.23	$ 14.64	$ 14.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.28	$ 0.33	$ 0.40	$ 0.41	$ 0.41
Net realized and unrealized gain (loss) on investments	(0.05)	0.68	0.95	(0.41)	0.51
Net increase (decrease) from investment operations	$ 0.23	$ 1.01	$ 1.35	$ —	$ 0.92
Distributions to shareowners:
Net investment income	$ (0.28)	$ (0.34)	$ (0.41)	$ (0.40)	$ (0.40)
Net realized gain	(0.02)	(0.14)	—	(0.01)	—
Total distributions	$ (0.30)	$ (0.48)	$ (0.41)	$ (0.41)	$ (0.40)
Net increase (decrease) in net asset value	$ (0.07)	$ 0.53	$ 0.94	$ (0.41)	$ 0.52
Net asset value, end of period	$ 15.63	$ 15.70	$ 15.17	$ 14.23	$ 14.64
Total return (b)	1.45%	6.75%	9.57%	0.10%	6.56%
Ratio of net expenses to average net assets	0.79%	0.80%	0.81%	0.81%	0.80%
Ratio of net investment income (loss) to average net assets	1.80%	2.13%	2.70%	2.88%	2.80%
Portfolio turnover rate	3%	29%	10%	16%	20%
Net assets, end of period (in thousands)	$688,823	$740,589	$634,233	$584,127	$646,525

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

38 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class C
Net asset value, beginning of period	$ 15.56	$ 15.04	$ 14.11	$ 14.51	$ 14.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.16	$ 0.21	$ 0.29	$ 0.30	$ 0.29
Net realized and unrealized gain (loss) on investments	(0.05)	0.67	0.93	(0.40)	0.51
Net increase (decrease) from investment operations	$ 0.11	$ 0.88	$ 1.22	$ (0.10)	$ 0.80
Distributions to shareowners:
Net investment income	$ (0.16)	$ (0.22)	$ 0.29	$ (0.29)	$ (0.29)
Net realized gain	(0.02)	(0.14)	—	(0.01)	—
Total distributions	$ (0.18)	$ (0.36)	$ (0.29)	$ (0.30)	$ (0.29)
Net increase (decrease) in net asset value	$ (0.07)	$ 0.52	$ 0.93	$ (0.40)	$ 0.51
Net asset value, end of period	$ 15.49	$ 15.56	$ 15.04	$ 14.11	$ 14.51
Total return (b)	0.70%	5.92%	8.74%	(0.60)%	5.72%
Ratio of net expenses to average net assets	1.53%	1.55%	1.56%	1.57%	1.55%
Ratio of net investment income (loss) to average net assets	1.06%	1.36%	1.95%	2.13%	2.05%
Portfolio turnover rate	3%	29%	10%	16%	20%
Net assets, end of period (in thousands)	$33,280	$40,763	$30,294	$32,636	$51,506

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 39

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class Y
Net asset value, beginning of period	$ 15.63	$ 15.13	$ 14.19	$ 14.60	$ 14.08
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.32	$ 0.36	$ 0.44	$ 0.45	$ 0.44
Net realized and unrealized gain (loss) on investments	(0.04)	0.66	0.95	(0.41)	0.51
Net increase (decrease) from investment operations	$ 0.28	$ 1.02	$ 1.39	$ 0.04	$ 0.95
Distributions to shareowners:
Net investment income	$ (0.32)	$ (0.38)	$ (0.45)	$ (0.44)	$ (0.43)
Net realized gain	(0.02)	(0.14)	—	(0.01)	—
Total distributions	$ (0.34)	$ (0.52)	$ (0.45)	$ (0.45)	$ (0.43)
Net increase (decrease) in net asset value	$ (0.06)	$ 0.50	$ 0.94	$ (0.41)	$ 0.52
Net asset value, end of period	$ 15.57	$ 15.63	$ 15.13	$ 14.19	$ 14.60
Total return (b)	1.77%	6.82%	9.87%	0.35%	6.84%
Ratio of net expenses to average net assets	0.53%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	2.05%	2.36%	2.94%	3.13%	3.04%
Portfolio turnover rate	3%	29%	10%	16%	20%
Net assets, end of period (in thousands)	$967,904	$842,214	$652,890	$457,039	$636,889
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.59%	0.62%	0.62%	0.65%	0.63%
Net investment income (loss) to average net assets	1.99%	2.29%	2.87%	3.03%	2.96%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

40 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Notes to Financial Statements | 12/31/21

1. Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the “Fund”) is one of two series comprising Pioneer Series Trust II (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of December 31, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 41

through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to

42 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At December 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B.	Investment Income and Transactions

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable,

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 43

would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At December 31, 2021, the Fund was permitted to defer $35,385 of late-year capital losses.

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$ 565,570	$ 938,558
Tax-exempt income	31,154,699	—
Long-term capital gain	1,443,076	31,725,480
Tax return of capital	—	14,079,953
Total distributions	$33,163,345	$46,743,991

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2021:

2021
Distributable earnings/(losses):
Undistributed tax-exempt income	$ 1,969,018
Net unrealized appreciation	122,308,996
Qualified late year loss deferral	(35,385)
Total	$124,242,629

D.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $21,629 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2021.

44 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

E.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 45

The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, Florida, Massachusetts, New York, Texas and Washington, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for

46 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 47

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

G.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at December 31, 2021 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $250 million, 0.45% of the next $500 million of the Fund’s average daily net assets, 0.40% of the next $1.25 billion of the

48 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Fund’s average daily net assets, and 0.35% of the Fund’s average daily net assets over $2 billion. For the year ended December 31, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.43% of the Fund’s average daily net assets.

Effective October 1, 2021, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.49% of the average daily net assets attributable to Class Y shares. This expense limitation is in effect through May 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Prior to October 1, 2021, the Adviser contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 0.55% of the average daily net assets attributable to Class Y shares. Fees waived and expenses reimbursed during the year ended December 31, 2021, are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $61,810 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. For the year ended December 31, 2021, the Fund paid $73,223 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At December 31, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $2,484.

4. Transfer Agent

For the period from January 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 49

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended December 31, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$ 51,960
Class C	1,387
Class Y	53,496
Total	$106,843

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $45,558 in distribution fees payable to the Distributor at December 31, 2021.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended December 31, 2021, CDSCs in the amount of $34,409 were paid to the Distributor.

50 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in a credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2021, the Fund had no borrowings under the credit facility.

7. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and the Shareholders of Pioneer AMT-Free Municipal Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer AMT-Free Municipal Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust II (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer AMT-Free Municipal Fund (one of the funds constituting Pioneer Series Trust II) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

52 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
March 1, 2022

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 53

Additional Information (unaudited)

The Fund designated $1,443,076 as long-term capital gains distributions during the year ended December 31, 2021. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 65.63%.

54 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer AMT-Free Municipal Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 55

year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group

56 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Fund’s Class Y shares was in the fourth quintile relative to its Strategic Insight peer group. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered additional expense waiver arrangements that would be effective October 1, 2021.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 57

domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi

58 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 59

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

60 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Independent Trustees

Other Directorships
Name, Age and Position	Term of Office and		Held by Trustee During
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	At Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive Vice	communications and securities
	earlier retirement	President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (71)	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Trustee	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
	earlier retirement	President Head of Product, BNY Mellon Investment Management (2007-2012);
	or removal.	Executive Director- Product Strategy, Mellon Asset Management (2005-2007);
Executive Vice President Head of Products, Marketing and Client Service,
Dreyfus Corporation (investment management firm) (2000-2005); and Senior
Vice President Strategic Product and Business Development, Dreyfus
Corporation (1994-2000)

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 61

Independent Trustees (continued)

Other Directorships
Name, Age and Position	Term of Office and		Held by Trustee During
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	At Least The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA (2017 –
	earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment	present); Advisory Council Member,
	or removal.	bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY	MasterShares ETF (2016 – 2017);
		Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

62 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Other Directorships
Name, Age and Position	Term of Office and		Held by Trustee During
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	At Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves until	Group, American International Group, Inc. (insurance company)
	a successor trustee is	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation (government-
sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988);
and Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 2004.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company) (2004 –
	earlier retirement	Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company services)	None
Trustee	Serves until a successor	(2012 – 2020); Executive Vice President, BNY Mellon (financial and investment
	trustee is elected or	company services) (1969 – 2012); Director, BNY International Financing Corp.
	earlier retirement	(financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp.
	or removal.	(financial services) (2009 – 2012); Director, Financial Models (technology)
(2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services,
Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative
Investment Services, Inc. (financial services) (2005-2007)

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 63

Interested Trustees

Other Directorships
Name, Age and Position	Term of Office and		Held by Trustee During
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	At Least The Past Five Years
Lisa M. Jones (60)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset
Chief Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International, Eaton
Vance Management (investment management firm) (2005 – 2010); and
Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director of Amundi Holdings US,
Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the fund’s investment adviser and certain of its affiliates.

64 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

Fund Officers

Other Directorships
Name, Age and Position	Term of Office and		Held by Officer During
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	At Least The Past Five Years
Christopher J. Kelley (57)	Since 2004. Serves at the	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	discretion of the Board	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer		since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	discretion of the Board	Secretary of all the Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of the	None
Treasurer and Chief Financial	discretion of the Board	Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds
and Accounting Officer		from January 2021 to May 2021; and Chief of Staff, US Investment
Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2004. Serves at the	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	discretion of the Board	of all of the Pioneer Funds since 1999
Gary Sullivan (63)	Since 2004. Serves at the	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	discretion of the Board	Treasurer of all of the Pioneer Funds since 2002
Antonio Furtado (39)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 65

Fund Officers (continued)

Other Directorships
Name, Age and Position	Term of Office and		Held by Officer During
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	At Least The Past Five Years
Michael Melnick (50)	Since 2021. Serves at the	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	discretion of the Board	Management; Amundi Asset Management US, Inc.; and the Pioneer
Funds since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2006. Serves at the	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money	discretion of the Board	Officer of all the Pioneer Funds since 2006
Laundering Officer

66 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

This page was intentionally left blank.

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21 67

This page was intentionally left blank.

68 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, RI 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 18644-16-0222

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $39,270 payable to Ernst & Young LLP for the year ended December 31, 2021 and $39,270 for the year ended December 31, 2020.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2021 or 2020.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,189 and $8,189 during the fiscal years ended December 31, 2021 and 2020, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2021 or 2020.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended December 31, 2021 and 2020, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,189 and $8,189 during the fiscal years ended December 31, 2021 and 2020, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust II

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date March 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date March 8, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date March 8, 2022

* Print the name and title of each signing officer under his or her signature.